INVESTOR PRESENTATION July 2025 EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward- looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” "confident," “plan,” “project,” “budget,” "design," “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” "continue," and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated commercial prospects of PROPWR, including the demand for its services and the ability to secure long-term contracts and anticipated benefits of the new business line. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to the conflict in the Middle East region, and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see the reconciliations on slide 3. EXHIBIT 99.2

EXHIBIT 99.2

Selected Financial & Non-GAAP Reconciliations

This presentation references "Adjusted EBITDA," "Free Cash Flow," and "Free Cash Flow for Completions Business," which are not financial measures presented in accordance with GAAP. We define EBITDA as net income (loss) plus (i) interest expense, (ii) income tax expense (benefit) and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA plus (i) loss (gain) on disposal of assets, (ii) stock-based compensation, (iii) business acquisition contingent consideration adjustments, (iv) other expense (income), (v) other unusual or nonrecurring (income) expenses such as impairment expenses, costs related to asset acquisitions, insurance recoveries, one-time professional fees and legal settlements and (vi) retention bonus and severance expense. We define Free Cash Flow as net cash provided by operating activities less net cash used in investing activities. We define Free Cash Flow for Completions Business as net cash provided by operating activities less net cash used in investing activities plus net cash used in operating activities for PROPWR plus net cash used in investing activities for PROPWR.

We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA, and net cash from operating activities is the GAAP measure most directly comparable to Free Cash Flow and Free Cash Flow for Completions Business. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA, Free Cash Flow or Free Cash Flow for Completions Business in isolation or as a substitute for an analysis of our results as reported under GAAP. Because Adjusted EBITDA, Free Cash Flow and Free Cash Flow for Completions Business may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Non-GAAP Reconciliation	Three Months Ended	
(in thousands)	June 30, 2025	March 31, 2025
Net (loss) income	($7,155)	$9,602
Depreciation and amortization	43,309	48,681
Interest expense	1,811	1,730
Income tax expense	2,372	1,112
Loss on disposal of assets	4,346	9,746
Stock-based compensation	4,733	3,337
Business acquisition contingent consideration adjustments	(100)	(300)
Other income, net	(195)	(2,943)
Other general and administrative expenses, net	159	6
Retention bonus and severance expense	327	1,715
Adjusted EBITDA	$49,607	$72,686

Non-GAAP Reconciliation	Three Months Ended		Six Months Ended	
(in thousands)	June 30, 2025	March 31, 2025	June 30, 2025	June 30, 2024
Net Cash provided by Operating Activities	$54,214	$54,689	$108,903	$179,763
Net Cash used in Investing Activities	(35,688)	(32,836)	(68,524)	(90,923)
Free Cash Flow (FCF)	**$18,526**	**$21,853**	**$40,379**	**$88,840**
Net Cash used in Operating Activities – PROPWR business	1,679	528	2,207	–
Net Cash used in Investing Activities – PROPWR business	6,001	18,300	24,301	–
Free Cash Flow for Completions Business	**$26,206**	**$40,681**	**$66,887**	**$88,840**

	Three Months Ended		Six Months Ended	
(in thousands)	June 30, 2025	March 31, 2025	June 30, 2025	June 30, 2024
Capital Expenditures Paid (1)	$37,131	$40,913	$78,044	$71,805
Less: Capital expenditures included in accounts payable and accrued liabilities – beginning of period	(12,435)	(14,695)	(14,695)	(21,603)
Add: Capital expenditures included in accounts payable and accrued liabilities - end of period	29,136	12,435	29,136	21,588
Add: Capital expenditures related to financed equipment purchases – end of period	18,910	–	18,910	–
Add: Capital expenditures financed by operating lease landlord – end of period	350	–	350	–
Capital Expenditures Incurred	**$73,092**	**$38,653**	**$111,745**	**$71,790**

(1) This table reconciles cash basis capital expenditures reported in the condensed consolidated statements of cash flows to accrual basis capital expenditures reported in the earnings release dated July 30, 2025.

PROPETRO

© 2025 ProPetro Holding Corp. All Rights Reserved.

3

EXHIBIT 99.2

ProPetro's Investment Thesis

Sustainable free cash flows from reduced capex and targeted M&A

Over $1B invested since 2022 in a refreshed asset base, new technology, and diversified service offering

Discounted valuation multiple relative to peers with a strong balance sheet

Pure-play exposure to the Permian Basin, one of the world's leading regions for hydrocarbon production

Superior field performance for blue-chip E&P customers

Innovating to meet growing demand through FORCE® electric hydraulic fracturing fleets and PROPWR℠ offering

ProPetro has built a proven business that is profitable through market cycles.

PROPETRO

© 2025 ProPetro Holding Corp. All Rights Reserved.

4

EXHIBIT 99.2

PROPETRO®

Leading energy services provider to blue-chip oil and gas producers in the Permian Basin

Provider of completions and power generation services

Innovating to meet the growing demand for FORCE® electric hydraulic fracturing fleets

Expanding to meet various electricity needs with PROPWR, a comprehensive power generation solution

SILVERTIP COMPLETION SERVICES

AQUA PROP

PROPWR

NYSE

PUMP

2Q25 Revenue

$326M

2Q25 Adjusted EBITDA(1)

$50M

2Q25 Free Cash Flow for Completions Business(1)

$26M

Headquartered in

Midland, Texas



FORCE
PROPETRO
DANGER
HIGH VOLTAGE
Q1

(1) Adjusted EBITDA and Free Cash Flow for Completions Business are non-GAAP financial measures; see the reconciliations on the "Non-GAAP Reconciliations" slide. M for millions.

PROPETRO®
© 2025 ProPetro Holding Corp. All Rights Reserved.

6 15% Wireline 10% Cementing Premium Completions Services 2Q25 Revenue Mix by Service Line 75% Hydraulic Fracturing © 2025 ProPetro Holding Corp. All Rights Reserved. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 7 Our Strategy and Execution Optimize and industrialize Strategic transactions Fleet transition and innovative technologies Strong financial foundation Power generation opportunity Generate durable earnings and free cash flow EXHIBIT 99.2

EXHIBIT 99.2

Land of Reliable Energy

THE PERMIAN BASIN

The Permian Basin is one of the most prolific areas for hydrocarbon production globally and is renowned for its vast reserves of oil and natural gas.

- ProPetro is strategically located in and levered to the Permian, with 100% of revenue coming from this region.


Midland, Texas
Corporate Headquarters and primary operating facilities
PERMIAN BASIN
~40% of US oil production
~86,000 square miles

Sources: EIA.

PROPETRO
© 2025 ProPetro Holding Corp. All Rights Reserved.
8

9 (In millions except %’s and per share data) TOTAL REVENUE NET INCOME (LOSS) EARNINGS PER SHARE(1) ADJUSTED EBITDA(2)(3) CASH FLOW FROM OPERATIONS FREE CASH FLOW FOR COMPLETIONS BUSINESS(2) TOTAL LIQUIDITY(4) 2Q25 $326 ($7) ($0.07) $50 $54 $26 $178 1Q25 $359 $10 $0.09 $73 $55 $41 $197 -9% -$17 -$0.16 -32% -$1 -$15 -$19 A Strategy Yielding Results Our bifurcated service model and investments in next-generation technologies continue to differentiate ProPetro in the market. With disciplined capital allocation driving durable cash flow, we are demonstrating that ProPetro can perform in various market cycles and deliver sustainable results to support long- term value creation. (1) Earnings per share metrics are calculated using a fully diluted share count of 105M and 104M for 1Q25 and 2Q25, respectively. (2) Adjusted EBITDA and Free Cash Flow for Completions Business are non-GAAP financial measures; see the reconciliations on the “Non-GAAP Reconciliation” slide. (3) Inclusive of operating lease expense related to FORCE® fleets of $15M and $14M for 1Q25 and 2Q25, respectively. (4) Inclusive of cash and available capacity (availability) under our revolving credit facility as of the period end. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 10 Highly complementary completions service offerings Strong free cash flow(1) generation Reduces future capital spending burden Complementary cultures, operating philosophy, and geographic focus Horizontal integration and service diversification Advancing Growth Strategy Through Targeted M&A Wireline acquired in 2022 Cementing acquired in 2023 Wet Sand Solutions acquired in 2024 (1) Free Cash Flow is a non-GAAP financial measure; see the reconciliations on the “Non-GAAP Reconciliations” slide. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 11 Confidence in Capital Returns $ 2 0 0 M S H A R E R E P U R C H A S E P R O G R A M Repurchases $111 Remaining $89 $- $50 $100 $150 $200 (in millions) • Dynamic capital allocation strategy to optimize long-term value • Extended plan to December 2026(1) • Retired 13M shares (11%) outstanding since inception through June 30, 2025 • ProPetro did not repurchase any shares in 2Q25, as it prioritized the launch and scaling of its PROPWR business (1) Share repurchases will be dependent on working capital requirements, liquidity, strategic priorities, market conditions, share price, and other factors. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 12 Oilfield Services Valuation Source: Bloomberg as of July 28, 2025. ProPetro continues to be valued at a discount relative to other energy service companies. E N T E R P R I S E V A L U E T O 2 0 2 5 E B I T D A - 3.0x 6.0x 9.0x 12.0x EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 13 0% 100% 200% 300% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 OIH Index IXI Index • Improved capital discipline and industry consolidation • Deployment of industrial technologies and processes with an emerging contracting environment • Significant power generation demand in oil field, industrial, and data center sectors • Greater / improved focus on cash flow generation • Capacity constrained / attrition and sustainable operating model • Excess and undisciplined capital availability and resulting overbuild • History of capital destruction under obsolete EBITDA growth model • Bias against hydrocarbons • Amplitude of industry cycles • Resulting flight of capital and investors Dislocation of OFS Stocks Reason for Multiple Rerate for OFS Stocks O I L S E R V I C E S I N D E X ( O I H ) V S . I N D U S T R I A L S E C T O R I N D E X ( I X I ) I n d e x p r i c e s n o r m a l i z e d An industrialized model deserves a valuation rerate. Transforming to an Industrialized Model Source: Bloomberg as of July 28, 2025. OIH is the VanEck Oil Services ETF; IXI is the Industrial Select Sector Index. OFS is a reference to Oil Field Services. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 14 270 280 290 300 310 320 330 340 -$20 $0 $20 $40 $60 $80 $100 $120 2023 2024 2025 YTD A ve ra ge P er m ia n B as in R ig C o u n t Fr ee C as h F lo w f o r C o m p le ti o n s B u si n es s Free Cash Flow for Completions Business Average Permian Basin Rig Count Industrialized Completions Business In a declining rig count environment, ProPetro’s legacy completions business — hydraulic fracturing, cementing, and wireline — is generating sustainable free cash flow to support PROPWR’s growth. C O M P L E T I O N S B U S I N E S S F R E E C A S H F L O W V S . P E R M I A N R I G C O U N T (2)(1) (1) Free Cash Flow for Completions Business is a non-GAAP financial measure; see the reconciliations on the “Non-GAAP Reconciliation” slide. (2) Average Permian Basin rig count, sourced from Baker Hughes. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 15 The Next Generation • Dual-fuel and electric technology differentiates ProPetro’s fleet in the industry • Lower capital intensity with higher operating efficiency • Tier IV DGB dual-fuel fleets: − Natural gas cost savings − Lower emissions • FORCE® electric fleets: − Fuel savings through electrification − Improved completions efficiency − Extended asset life Fleet Transformation to Match Customer Adoption 0 2 4 6 8 10 12 14 16 18 2021 2022 2023 2024 2025e Tier II Diesel Tier IV DGB Dual-Fuel Electric Frac Fleet Configuration D U A L - F U E L A N D F O R C E ® E L E C T R I C Note: “e” indicates management estimate. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 16 Tier IV DGB Dual-Fuel Fleet Performance Consuming natural gas versus diesel to reduce costs and lower emissions for customers On average, the fleets are delivering greater than 60% natural gas substitution rates Seven Tier IV DGB dual-fuel fleets active, with two operating under contract 0% 20% 40% 60% 80% 2022 2023 2024 (1) Represents the substitution rate of gallons of diesel displaced in our fleet. Calculated as (natural gas consumption * 7.8) / (diesel displaced + diesel consumed). Tier IV DGB Natural Gas Substitution Rates(1) EXHIBIT 99.2

EXHIBIT 99.2

FORCE® Fleet Performance

LEADING TECHNOLOGY DELIVERING VALUE

- Four FORCE® fleets operating under contract
- Lower emissions, quiet operations, and smaller operational footprint
- Significant fuel savings and 100% diesel displacement
- Extended equipment lifespan and reduced operating expenses



PROPETRO®

© 2025 ProPetro Holding Corp. All Rights Reserved.

PROPWR
EXHIBIT 99.2

PROPWR: Meeting Power Demand with Runway for Growth

Aligned to Demand

Power demand for energy continues to grow. PROPWR enables ProPetro to access these growth markets, including the anticipated >4 GW of load growth in the Permian and >35 GW for U.S. data centers.

Complementary to FORCE®

PROPWR adds more certainty of mobile power generation capacity for ProPetro's FORCE® electric-powered hydraulic fracturing fleet transition strategy.

Diversification Opportunities

While geared towards oilfield power applications today, PROPWR is expected to be highly competitive in serving various energy applications.

With PROPWR, ProPetro is poised to execute on our strategy of becoming the premier power services provider in the Permian Basin.

Sources: "BYOP (Bring Your Own Power): The Great AI Race for Electrons," Hart Energy, January 1, 2025; management estimates; MW represents megawatts and GW represents gigawatts.

PROPETRO
© 2025 ProPetro Holding Corp. All Rights Reserved.
18

PROPWR
EXHIBIT 99.2

Electricity Load Growth in the Permian

PROPWR is strategically positioned to meet the increasing and underserved electricity demand in the Permian Basin

- ~220 MW currently ordered, split evenly between turbines and natural gas reciprocating generators
- We anticipate the full delivery of all ~220 MW by mid-year 2026
- Secured inaugural 10-year midstream-like contract in 2Q25, which was executed in collaboration with a Permian-focused E&P operator and commits 80 megawatts of power generation capacity to deliver turnkey power to a distributed microgrid installation
- Based on ongoing discussions with prospective customers, we anticipate securing long-term contracts for all ~220 megawatts of ordered equipment by the end of 2025
- Actively engaging with our power generation suppliers regarding our next equipment order

PROPETRO


> 26 GW Total Addressable Market by 2038
Anticipated other oil and gas growth by 2028
~2.5 GW
Anticipated demand for electric frac fleets by 2030
~2.5 GW
PROPWR
~220 MW currently expected for delivery in 2025 and 2026
FORCE
ProPetro's four electric fleets using ~165 MW today

Sources: ERCOT: Reliability Plan for the Permian Basin Region, July 25, 2024, referencing 26.4GW Total Load estimate; management estimates.

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© 2025 ProPetro Holding Corp. All Rights Reserved. 20 Commercial Rationale Permian customers and commercial relationships Field service logistics and equipment maintenance excellence Electric frac expansion Production, Midstream, Electric Frac, Data Centers, Industrial and Residential Demands Proximity of power molecules in the Permian Employment of equipment with similar maintenance and logistics requirements Internal demand - vertical integration EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 21 Customer focused and team driven Based in the resource-rich Permian Basin Transitioning to efficient and more capital-light fleets Proven results year-after-year Disciplined capital allocation and asset deployment strategy Reducing emissions and investing in longer-lived assets Driving the next generation of sustainable solutions with PROPWR Who We Are EXHIBIT 99.2

EXHIBIT 99.2

Committed to Shareholder Value Creation

OUR LEADERSHIP

Company Management



Sam Sledge
Chief Executive Officer & Director



Adam Muñoz
President and Chief Operating Officer



Caleb Weatherl
Chief Financial Officer



Shelby Fietz
Chief Commercial Officer



Jody Mitchell
General Counsel



Celina Davila
Chief Accounting Officer

Board of Directors



Phillip A. Gobe
Independent Chairman of the Board



Anthony Best
Independent Director, Audit Committee Chair



Michele Vion
Independent Director, Compensation Committee Chair



Mark Berg
Independent Director, Nominating & Corporate Governance Committee Chair



G. Larry Lawrence
Independent Director



Spencer D. Armour III
Independent Director



Mary Ricciardello
Independent Director



Alex Volkov
Independent Director

PROPETRO
© 2025 ProPetro Holding Corp. All Rights Reserved.
22

© 2025 ProPetro Holding Corp. All Rights Reserved. 23 Investor Contacts INVESTOR RELATIONS MATT AUGUSTINE Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432.219.7620 CORPORATE HEADQUARTERS 303 W Wall St., Suite 102 Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2